INCOME TAXES	12 Months Ended
Dec. 31, 2022
Income Tax Disclosure [Abstract]
Income Taxes
12.	Income Taxes
The components of the income tax expense (benefit) are as follows:

	Year Ended December 31,
(in thousands)	2022	2021
Current expense (benefit):
Federal	$3,477	$—
State	44	17

	3,521	17

Deferred expense (benefit):
Federal	(7,063)	(6,756)
State	(185)	(569)

	(7,248)	(7,325)

Total income tax expense (benefit)	$(3,727)	$(7,308)

A reconciliation of income tax expense (benefit) to the amount computed by applying the statutory federal income tax rate to the net income (loss) is summarized as follows:

	Year Ended December 31,
(in thousands)	2022		2021
Tax at federal statutory rate	$(5,473)	21.0%	$(7,214)	21.0%
State, net of federal benefit	(218)	0.8%	(350)	1.0%
Contingent liabilities	—	—%	(168)	0.5%
Share-based compensation	2,371	(9.0)%	1,143	(3.3)%
Foreign-derived intangible income	(55)	0.2%	—	—%
Research and development credits	(444)	1.7%	(1,064)	3.1%
Change in uncertain tax positions	78	(0.3)%	119	(0.3)%
State tax rate change	(570)	2.2%	37	(0.1)%
Change in valuation allowance	880	(3.4)%	228	(0.7)%
Other	(296)	1.1%	(39)	0.1%

Total income tax benefit and effective tax rate	$(3,727)	14.3%	$(7,308)	21.3%

The Company remeasured certain deferred tax assets and liabilities based on the rates at which they are expected to reverse in the future. Significant components of the Company’s deferred tax assets and liabilities as of December 31, 2022 and 2021 are shown below. The Company assesses the positive and negative evidence to determine if sufficient future taxable income will be generated to realize the existing deferred tax assets. The Company’s evaluation of evidence resulted in management concluding that the majority of the Company’s deferred tax assets will be realized.
The Company offsets all deferred tax assets and liabilities by jurisdiction, as well as any related valuation allowance, and presents them on our consolidated balance sheet as a non-current
deferred income tax asset or liability (as applicable). Deferred tax assets (liabilities) are comprised of the following:

	December 31,
(in thousands)	2022	2021
Deferred tax assets:
Net operating loss carryforwards	$316	$6,618
Research credit carryforwards	1,341	2,803
Share-based compensation	3,454	1,703
Deferred revenue	2,090	1,768
Operating lease liabilities	5,650	3,088
Contingent liabilities	745	—
Capitalized research and experimental expenditures	4,992	—
Other	256	1,488
Valuation allowance for deferred tax assets	(314)	(526)

Net deferred tax assets	$18,530	$16,942
Deferred tax liabilities:
Identified intangibles	$(32,890)	$(35,114)
Operating lease assets	(4,713)	(2,973)
Fixed assets	(2,212)	—
Other	(56)	(817)

Net deferred tax liabilities	$(39,871)	$(38,904)

Deferred income taxes, net	$(21,341)	$(21,962)

Prior to the Separation on November 1, 2022, OmniAb operated as part of Ligand and not as a stand-alone company. We determined the OmniAb income tax provision as if Legacy OmniAb had filed consolidated federal income tax returns and combined state income tax returns separate from Ligand since its inception on January 8, 2016 when Ligand acquired Legacy OmniAb (originally known as Open Monoclonal Technology, Inc. or OMT). We recorded the deferred tax assets related to net operating loss and research credit carryforwards at December 31, 2022 as a stand-alone company. We adjusted our deferred tax assets as of November 1, 2022 to reflect the actual tax attributes that the Company received when it left the consolidated group of Ligand. As of December 31, 2022, our deferred tax assets reflect the tax attributes that are available for us to use going forward.
Beginning in 2022, the Tax Cuts and Jobs Act of 2017 requires taxpayers to capitalize and amortize certain research and experimental expenditures over five years for domestic research and 15 years for foreign research pursuant to Section 174 of the Internal Revenue Code of 1986, as amended. The Company recorded a net increase of $5.0 million to income tax payable and deferred tax assets during 2022 due to the capitalization of research and experimental expenditures under Section 174.
As of December 31, 2022, the Company had federal net operating loss carryforwards set to expire through 2037 of $0.4 million, and $3.2 million of state net operating loss carryforwards that are set to expire through 2039. The Company also had $0.5 million of federal research and development credit carryforwards, which expire through 2028, and $1.4 million of California research and development credit carryforwards that have no expiration date.
Pursuant to Section 382 and 383 of the Internal Revenue Code of 1986, as amended, utilization of the Company’s net operating losses and credits may be subject to annual limitations in the event of any significant future changes in its ownership structure. These annual limitations may result in the expiration of net operating losses and credits prior to utilization. The deferred tax assets as of December 31, 2022 are net of any previous limitations due to Section 382 and 383. The Business Combination on November 1, 2022 did not trigger an ownership change under Section 382.
The Company accounts for income taxes by evaluating a probability threshold that a tax position must meet before a financial statement benefit is recognized. The minimum threshold is a tax position that is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Company’s remaining liabilities for uncertain tax positions are presented net of the deferred tax asset balances on the accompanying consolidated and combined balance sheets.
A reconciliation of the amount of unrecognized tax benefits at December 31, 2022 and 2021 is as follows:

	December 31,
(in thousands)	2022	2021
Balance at beginning of year	$894	$766
Additions based on tax positions related to the current year	41	128
Reductions for tax positions of prior years	(472)	—

Balance at end of year	$463	$894

Included in the balance of unrecognized tax benefits at December 31, 2022 is $0.4 million of tax benefits that, if recognized would impact the effective rate. There are no positions for which it is reasonably possible that the uncertain tax benefit will significantly increase or decrease within twelve months. For the year ended December 31, 2022, the Company recorded reductions in unrecognized tax benefits of $0.4 million related to certain tax attributes utilized by Ligand in the prior years.

The Company recognizes interest and penalties related to uncertain tax positions in income tax expense. As of December 31, 2022 and December 31, 2021, the Company recognized no interest and penalties. The Company files income tax returns in the United States and various state jurisdictions with varying statutes of limitations. The federal statute of limitation remains open for the 2018 tax year to the present. The state income tax returns generally remain open for the 2017 tax year through the present. Net operating loss and research credit carryforwards arising prior to these years are also open to examination if and when utilized.